                        INTERNATIONAL DAIRY QUEEN, INC.     CLASS A COMMON STOCK
                         PROXY FOR CLASS A COMMON STOCK
                      SOLICITED BY THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 9, 1994

    The undersigned stockholder of International Dairy Queen, Inc. (the "Company"), hereby appoints John W. Mooty and Michael P. Sullivan or either of them, as attorneys, agents and proxies of the undersigned with full power of substitution in each of them, to vote, in the name and on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held on March 9, 1994, at 10:00 a.m., in the General Offices of the Company, 7505 Metro Boulevard, Minneapolis, Minnesota, and at all adjournments thereof, all of the shares of Class A Common Stock of the Company which the undersigned would be entitled to vote if personally present, with all powers the undersigned would possess if personally present.

    I.  / / Grant       authority to vote for the election of the following
        / / Withhold    persons to serve as directors (the Board recommends
                        that you GRANT this authority):
                        M. Sullivan               F. Heit

          YOU MAY WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE BY LINING THROUGH THE
                                                NOMINEE'S NAME ON THE ABOVE LIST

all as set out in the Notice of Annual Meeting of Stockholders and Proxy Statement dated February 8, 1994, receipt of which is hereby acknowledged.

                  (CONTINUED, AND TO BE SIGNED, ON OTHER SIDE)

                          (CONTINUED FROM OTHER SIDE)

    ALL SHARES WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES.

    Either of said attorneys or their substitutes who shall be present and act, or if only one shall attend, then that one, shall have and may exercise all the powers of said attorneys hereunder.

                                              Dated:                     , 1994.
                                          ----------------------------------

                                              ----------------------------------
                                                          (Signature)

                                              ----------------------------------
                                                   (Joint Owner's Signature)

                                              When signing as attorney,
                                              guardian,  executor, administrator
                                              or trustee, please give title.  If
                                              the   signer  is   a  corporation,
                                              please  give  the  full  corporate
                                              name,   and   sign   by   a   duly
                                              authorized  officer,  showing  the
                                              officer's  title. EACH joint owner
                                              is required to sign.

    PLEASE EXECUTE AND RETURN THIS PROXY PROMPTLY, YOUR COOPERATION WILL BE
                                  APPRECIATED

                        INTERNATIONAL DAIRY QUEEN, INC.     CLASS B COMMON STOCK
                         PROXY FOR CLASS B COMMON STOCK
                      SOLICITED BY THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 9, 1994

    The undersigned stockholder of International Dairy Queen, Inc. (the "Company"), hereby appoints John W. Mooty and Michael P. Sullivan or either of them, as attorneys, agents and proxies of the undersigned with full power of substitution in each of them, to vote, in the name and on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held on March 9, 1994, at 10:00 a.m., in the General Offices of the Company, 7505 Metro Boulevard, Minneapolis, Minnesota, and at all adjournments thereof, all of the shares of Class B Common Stock of the Company which the undersigned would be entitled to vote if personally present, with all powers the undersigned would possess if personally present.

    I.    / / Grant       authority to vote for the election of
          / / Withhold    the following persons to serve as
                          directors (the Board recommends that you
                          GRANT this authority):
              E. Dorn     R. Luther     J.W. Mooty     R. Giertsen
                        R. Mithun     R. Schweigert     J.N. Mooty

YOU MAY WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE BY LINING THROUGH THE NOMINEE'S
                             NAME ON THE ABOVE LIST

   II.    / / For         approving the appointment of Ernst &
          / / Against     Young by the Board of Directors as the
          / / Abstain     independent auditors of the Company for
                          the fiscal year ending November 30, 1994
                          (the Board of Directors recommends you
                          vote FOR this proposal).

                  (CONTINUED, AND TO BE SIGNED, ON OTHER SIDE)

                          (CONTINUED FROM OTHER SIDE)

  III.    / / Grant       authority to vote, in their discretion,
          / / Withhold    upon such other business as may properly
                          come before the meeting (the Board of
                          Directors recommends that you GRANT this
                          authority).

all as set out in the Notice of Annual Meeting of Stockholders and Proxy Statement dated February 8, 1994, receipt of which is hereby acknowledged.

    ALL SHARES WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES, TO APPROVE THE APPOINTMENT OF ERNST & YOUNG AND IN ACCORDANCE WITH THE PROXIES' DISCRETION IN CONNECTION WITH SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

    Either of said attorneys or their substitutes who shall be present and act, or if only one shall attend, then that one, shall have and may exercise all the powers of said attorneys hereunder.

                                             Dated:                      , 1994.
                                             -----------------------------------

                                             -----------------------------------
                                                         (Signature)

                                             -----------------------------------
                                                  (Joint Owner's Signature)

                                             When signing as attorney, guardian,
                                             executor, administrator or trustee,
                                             please give title. If the signer is
                                             a corporation, please give the full
                                             corporate name, and sign by a  duly
                                             authorized   officer,  showing  the
                                             officer's title.  EACH joint  owner
                                             is required to sign.

    PLEASE EXECUTE AND RETURN THIS PROXY PROMPTLY, YOUR COOPERATION WILL BE
                                  APPRECIATED

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                        INTERNATIONAL DAIRY QUEEN, INC.

To the Stockholders of International Dairy Queen, Inc.:

    PLEASE TAKE NOTICE that the Annual Meeting of Stockholders of International Dairy Queen, Inc. will be held on Wednesday, March 9, 1994, at 10:00 a.m. in the General Offices of the Company at 7505 Metro Boulevard, Minneapolis, Minnesota, to consider and act upon the following matters:

     I. To elect directors for the ensuing year.

    II. To consider and act upon the matter of ratifying the appointment of Ernst & Young as the independent auditors of the Company for the fiscal year ending November 30, 1994.

    III. To transact such other business as may properly come before the meeting.

    In accordance with Delaware law, a list of the Company's stockholders entitled to vote at the meeting will be available for examination at the General Offices of the Company for ten business days prior to the meeting, between the hours of 9:00 a.m. and 5:00 p.m. Minneapolis time, and at the meeting, during the whole time thereof.

    Accompanying this notice is a Proxy and Proxy Statement and a copy of the Company's Annual Report for the year ended November 30, 1993. Whether or not you expect to be present at the meeting, please sign and date the Proxy and return it in the enclosed envelope provided for that purpose. The Proxy may be revoked at any time prior to the time that it is voted. Only stockholders of record at the close of business on January 21, 1994, will be entitled to vote at the meeting.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                    Michael P. Sullivan
                                                         President
February 8, 1994

                                PROXY STATEMENT

                        INTERNATIONAL DAIRY QUEEN, INC.

                              7505 METRO BOULEVARD
                          MINNEAPOLIS, MINNESOTA 55439

                ANNUAL MEETING OF STOCKHOLDERS -- MARCH 9, 1994

                                    GENERAL

    The enclosed Proxy is solicited by the Board of Directors of International Dairy Queen, Inc. (the "Company"). Such solicitation is being made by mail and may also be made by directors, officers and employees of the Company. Any Proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting thereof by so notifying the Company in writing at the above address, attention: David M. Bond, Secretary, or by appearing in person at the meeting. Shares represented by Proxies will be voted as specified in such Proxies. In the absence of specific instructions, Proxies received by the Board of Directors will be voted (to the extent they are entitled to be voted on such matters): (1) in favor of the nominees for directors named in this Proxy Statement; (2) for the ratification of the appointment of Ernst & Young as the independent auditors of the Company; and (3) in the Proxies' discretion upon such other business as may properly come before the meeting.

    Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

    All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company. The Company may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of stock. This Proxy Statement is being mailed to stockholders on or about February 9, 1994.

                           PROPOSALS OF STOCKHOLDERS

    Proposals of stockholders intended to be presented at the Company's 1995 Annual Meeting of Stockholders should be received by the President of the Company at the above address no later than November 11, 1994, in order to be included in the Company's Proxy Statement and form of Proxy relating to that meeting.

                               OUTSTANDING STOCK

    Class A Common Stock, $.01 par value ("Class A Common Stock"), of which there were 15,534,049 shares outstanding on the record date, and Class B Common Stock, $.01 par value ("Class B Common Stock"), of which there were 9,024,448 shares outstanding on the record date, constitute the only classes of outstanding voting securities issued by the Company. Each holder of Class A Common Stock will be entitled to cast one vote in person or by proxy for each share of Class A Common Stock held for the election of directors to be elected by the holders of the Class A Common Stock. Each holder of Class B Common Stock will be entitled to cast one vote in person or by proxy for each share of Class B Common Stock held for the election of the directors to be elected by the holders of the Class B Common Stock and for all other matters voted on at the meeting. Only stockholders of record at the close of business on January 21, 1994, will be entitled to vote at the meeting.

    Information as to the name, address and stock holdings of each person known by the Company to be the beneficial owner of more than 5% of its Class A Common Stock or Class B Common Stock and as to name and the stock holdings of each director and nominee for election to the Board of Directors and by all officers and directors, as a group, as of January 21, 1994, is set forth below. Except as indicated below, the Company believes that each of such persons has the sole (or joint with spouse) voting and investment powers with respect to such shares.

                                                         CLASS A COMMON STOCK                CLASS B COMMON STOCK
                                                      ---------------------------      --------------------------------
                                                         AMOUNT          PERCENT           AMOUNT              PERCENT
                                                      BENEFICIALLY         OF           BENEFICIALLY             OF
               STOCKHOLDER/DIRECTOR                      OWNED            CLASS             OWNED               CLASS
- --------------------------------------------------    ------------      ---------      ---------------        ---------
Rudy Luther                                           1,579,292             10.1%         1,631,850               18.0%
5353 Wayzata Blvd.
Minneapolis, MN 55416
Nicholas Company, Inc. (1)                            2,707,600(1)          17.4%           974,400               10.8%
700 North Water Street
Milwaukee, WI 53202
John W. Mooty                                           573,541(2)           3.7%           873,614(2)             9.7%
33 South Sixth Street
Suite 3400
Minneapolis, MN 55402
Gilbert Stein                                           220,882(3)           1.4%           845,760(3)             9.3%
4 Bay Ridge
Springfield, IL 62707
Rudy Luther Trusts for Children                         100,800              0.6%           550,000                6.1%
7505 Metro Boulevard
Minneapolis, MN 55439
Dean Witter InterCapital Inc.                           940,300(4)           6.0%           None                  --
130 Liberty Street
29th Floor
New York, NY 10006
Jane N. Mooty                                            63,037(5)           0.4%           585,336(5)             6.5%
7505 Metro Boulevard
Minneapolis, MN 55439
Ernest F. Dorn                                            None              --              None                 --
Richard I. Giertsen                                      37,994              0.2%           134,905(6)             1.5%
Frank L. Heit                                            16,230(7)           0.1%             3,000              --
Raymond Mithun                                            None              --              None                 --
Raymond C. Schweigert                                    17,694              0.1%            11,796                0.1%
Michael P. Sullivan                                      42,196(8)           0.3%            41,880(8)             0.5%
All officers and directors                            3,075,633(9)          19.5%         4,109,663(9)            45.4%
 as a group (23 persons)

- ------------------------
(1) The Nicholas Company, Inc. is an investment advisor. Based on information provided by the Nicholas Company, funds managed by it hold sole voting power with respect to these shares.
(2)   Does not include securities shown opposite Mrs. Mooty's name.
(3) Includes shares owned by Capitol Dairy Queen, Inc. and Illinois Dairy Queen, Inc.

(4)   Based on information provided by Dean Witter InterCapital Inc.
(5)   Does not include securities shown opposite Mr. Mooty's name.
(6) Includes 25,645 shares owned by a trust of which Mr. Giertsen is a co-trustee.
(7) Includes 16,230 shares subject to options to acquire shares of the Company's Class A Common Stock which are exercisable within 60 days of the date of this Proxy Statement.
(8) Does not include shares owned by the Rudy Luther Trusts for Children, the trustee of which is Mr. Sullivan. Includes 18,850 shares subject to options to acquire shares of the Company's Class A Common Stock which are exercisable within 60 days of the date of this Proxy Statement.
(9)   Includes  shares owned  by the Rudy  Luther Trusts  for Children. Includes
      206,867 shares subject to options to acquire shares of the Company's Class
      A Common Stock which are exercisable within 60 days of the date of this Proxy Statement.

                             ELECTION OF DIRECTORS

    The Company's by-laws provide that the size of the Board of Directors shall be not less than five nor more than fifteen directors. The Proxies granted by the holders of Class A Common Stock will be voted at the meeting for the election of the two persons listed below as Class A Nominees as directors of the Company. The Proxies granted by the holders of Class B Common Stock will be voted at the meeting for the election of the seven persons listed below as Class B Nominees as directors of the Company. All of the following persons were elected as directors at the Annual Meeting of Stockholders on March 12, 1993, to hold office until the next Annual Meeting of Stockholders and thereafter until their successors have been duly elected and qualified. In the event that one or more of the below named persons shall unexpectedly become unavailable for election (the Company has no knowledge of any such unavailability), votes will be cast pursuant to authority granted by the enclosed Proxy for such person or persons as may be designated by the Board of Directors, unless the Board determines to reduce its size appropriately. In no event will the proxies granted by stockholders be voted for more than two Class A Nominees or seven Class B Nominees.

             NAME, AGE AND                DIRECTOR
       POSITIONS WITH THE COMPANY           SINCE           PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
- ----------------------------------------  ---------  -----------------------------------------------------------
CLASS A NOMINEES:
  *Michael P. Sullivan -- 59                1984     President of the Company since November 30, 1987. Mr.
   President and Chief Executive Officer             Sullivan is a director of Valspar Corporation.
   of the Company and a Director
   Frank L. Heit -- 57                      1992     Private Investor. Mr. Heit retired from his position as
   Director                                          Executive Vice President and Treasurer of the Company in
                                                     January 1994. Mr. Heit had held this position for more than five years.
CLASS B NOMINEES:
  *John W. Mooty -- 71                      1970     Member of the Minneapolis law firm of Gray, Plant, Mooty,
   Chairman of the Board of Directors                Mooty & Bennett, P.A. for more than the last five years.
   and Executive Committee
   Ernest F. Dorn -- 86                     1970     Chairman of the Board of Directors of Community Credit Co.
   Director                                          for more than the last five years.

             NAME, AGE AND                DIRECTOR
       POSITIONS WITH THE COMPANY           SINCE           PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
- ----------------------------------------  ---------  -----------------------------------------------------------
   Richard I. Giertsen -- 48                1993     General Manager of Giertsen Company, a construction
   Director                                          company, for more than five years; Vice President of Nebco
                                                     Evans, Inc., a food distribution company, since December
                                                     1990; President of LL Distribution Systems, Inc., a food
                                                     distribution company, from February 1976 to December 1990;
                                                     and Secretary/Treasurer of MIRI Enterprises, Inc. a fast
                                                     food restaurant, for more than five years.
  *Rudy Luther -- 76                        1970     President of Hansord Pontiac Company, an automobile dealer,
   Director                                          for more than the last five years.
   Raymond Mithun -- 84                     1970     Private investor for more than the last five years.
   Director
   Jane N. Mooty -- 72                      1970     Private investor for more than the last five years.
   Director
   Raymond C. Schweigert -- 81              1970     Private investor for more than the last five years.
   Director

- ------------------------
* Member of the Executive Committee of the Board of Directors.

    Jane N. Mooty is the wife of John W. Mooty. There is no other family relationship between any of the persons listed above. Board members are paid $1,000 per board meeting attended.

    During fiscal 1993, the Board of Directors of the Company met six times and the Executive Committee of the Board of Directors met four times. During this period all directors attended at least 75% of the meetings of the Board of Directors and all committees of the Board of Directors on which they served. The Board of Directors does not have a nominating committee.

    Messrs. Luther and Mooty serve on the Board of Director's Compensation Committee. The Compensation Committee met twice during fiscal 1993.

    Messrs. Dorn, Giertsen and Schweigert are members of the Board of Directors' Audit Committee. This committee met twice during fiscal 1993 to review the results for the 1992 audit and the plan for the 1993 audit. The functions of the Audit Committee include recommending to the Board of Directors, subject to stockholder approval, the independent auditors; reviewing and approving the results of the annual audit; and instructing the auditors, as deemed appropriate, to undertake special assignments.

                             EXECUTIVE COMPENSATION
         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

    COMPENSATION COMMITTEE CHARTER. The purpose of the Compensation Committee of the Board of Directors is to oversee compensation of officers, key employees, and directors of the Company. The Committee's policy is to insure that compensation programs contribute directly to the success of the Company. The Committee comprises two members of the Board of Directors, neither of whom is an employee of the Company.

    EXECUTIVE COMPENSATION POLICIES AND PROGRAMS. The Company's executive compensation programs are designed to attract and retain qualified executives. There are three basic components to the Company's executive compensation program: base pay, annual incentive bonus, and long-term, equity-based incentive compensation in the form of stock options. Each component is established in light of individual and Company performance, compensation levels generally in the Minneapolis/St. Paul metropolitan area, equity among employees, and cost effectiveness.

        BASE PAY. Base pay is designed to be competitive, although conservative as compared to salary levels for equivalent positions at comparable companies in the Minneapolis/St. Paul metropolitan area. The executive's actual salary within this competitive framework depends on the individual's performance, responsibilities, experience, leadership, and potential future contribution.

        ANNUAL INCENTIVE BONUS. In addition to base pay, each executive is eligible to receive an annual cash bonus. For fiscal 1993 the bonus was based on the Company's and the individual's performance in comparison to a plan established at the beginning of the year. In its evaluation of executive officers and the determination of discretionary bonuses, the Committee makes a judgment after considering the factors it deems relevant, which may include consequences for performance that is below expectations. The initial recommendation with respect to all executive officers other than the President, is made by the President.

        LONG-TERM, EQUITY-BASED INCENTIVE COMPENSATION. The long-term, equity-based compensation program is tied directly to stockholder return. Under the current program, long-term incentive compensation consists of stock options that generally do not fully vest until after five years. Stock options are awarded with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Accordingly, the executive is rewarded only if the stockholders receive the benefit of appreciation in the price of the Common Stock.

        Because long-term options vest over time, the Company periodically (generally once each year) grants new options to provide continuing incentives for future performance. The size of previous grants and the number of options held are considered by the Committee, but are not entirely determinative of future grants. Like the annual bonus, each executive's actual grants are based upon performance measured against the criteria described in the preceding paragraphs.

    ANNUAL REVIEWS. Each year the Committee reviews its executive compensation policies and programs and determines what changes, if any, are appropriate for the following year. In addition, the Committee reviews the performance of the President.

    CHIEF EXECUTIVE OFFICER. The President and Chief Executive Officer's compensation is established by the Committee based on a subjective consideration of his performance and the extent to which the Company achieves its strategic and economic goals established at the beginning of the year, his current level of compensation in comparison with the level of compensation paid the Chief Executive Officers of the largest 100 companies in the Minneapolis/St. Paul metropolitan area and, with respect to grants of additional stock options, the number of shares of the Company's Common Stock and options he currently owns. The Committee also considers the President's level of compensation as it relates to other executive officers of the Company and to the Company's employees in general.

    The foregoing report is submitted by Rudy Luther and John Mooty, members of the Compensation Committee.

                           SUMMARY COMPENSATION TABLE

    The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer of the Company and the four other highest paid executive officers for fiscal 1993, all of whom were executive officers at the end of the fiscal year (the "Named Executive Officers").

                                                                         LONG-TERM
                                               ANNUAL COMPENSATION     COMPENSATION
                                   FISCAL    ------------------------  -------------
              NAME                  YEAR       SALARY        BONUS      OPTIONS (#)
- --------------------------------  ---------  -----------  -----------  -------------
Michael P. Sullivan,                   1993  $   324,000  $   100,000    14,000 shs.
 President and Chief                   1992      314,250      103,000    15,750 shs.
 Executive Officer                     1991      300,000       90,000     9,000 shs.
Edward A. Watson,                      1993      166,157       45,000    12,000 shs.
 Executive Vice                        1992      159,357       42,000    11,550 shs.
 President -- Operations               1991      152,131       36,000     6,600 shs.
Mark S. Broin,                         1993      147,254        9,029     9,000 shs.
 Vice President                        1992      141,351        9,733     7,875 shs.
 Information Services                  1991      135,248        8,070     4,500 shs.
Frank L. Heit,                         1993      114,166       41,000     6,000 shs.
 Executive Vice                        1992      124,393       42,000    11,550 shs.
 President and                         1991      190,004       66,000     6,600 shs.
 Treasurer*
Gary H. See,                           1993      142,747        9,898     9,000 shs.
 Vice President                        1992      136,847        9,445    10,500 shs.
 Marketing and                         1991      130,938        7,611     6,000 shs.
 Consumer Research

- ------------------------
* Mr. Heit retired from his position as Executive Vice President and Treasurer in January 1994.

                       OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth for the Named Executive Officers the stock options granted by the Company in fiscal 1993 and the potential value of these stock options determined pursuant to Securities and Exchange Commission requirements.

                                                                               POTENTIAL REALIZABLE
                                                                                 VALUE AT ASSUMED
                           INDIVIDUAL GRANTS (1)                                 ANNUAL RATES OF
- ----------------------------------------------------------------------------       STOCK PRICE
                                   PERCENT OF TOTAL    EXERCISE                  APPRECIATION FOR
                                    OPTIONS GRANTED    OR BASE                     OPTION TERM
                         OPTIONS    TO EMPLOYEES IN     PRICE     EXPIRATION  ----------------------
         NAME            GRANTED      FISCAL YEAR       ($/SH)       DATE     5%($) (2)  10%($) (2)
- ----------------------  ---------  -----------------  ----------  ----------  ---------  -----------
Michael P. Sullivan        14,000           5.6%       $   17.50     3/17/00  $  99,740  $   232,436
Edward A. Watson           12,000           4.8%           17.50     3/17/00     85,491      199,231
Mark S. Broin               9,000           3.6%           17.50     3/17/00     64,118      149,423
Frank L. Heit               6,000           2.4%           17.50     3/17/00     42,746       99,615
Gary H. See                 9,000           3.6%           17.50     3/17/00     64,118      149,423

- ------------------------
(1) All stock options granted have an exercise price equal to the fair market value on the date of grant.
(2) The hypothetical potential appreciation shown in these columns reflects the required calculations at annual rates of 5% and 10% set by the Securities and Exchange Commission and therefore is not intended to represent either historical appreciation or anticipated future appreciation of the Company's Common Stock price.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

    The following table sets forth for the Named Executive Officers the value realized from stock options exercised during fiscal 1993 and the number and value of exercisable and unexercisable stock options held at November 30, 1993.

                                                              VALUE OF
                                            NUMBER OF       UNEXERCISED
                                           UNEXERCISED      IN-THE-MONEY
                             SHARES          OPTIONS          OPTIONS
                          ACQUIRED ON    ---------------  ----------------
                            EXERCISE      EXERCISABLE/      EXERCISABLE/
                              (#)         UNEXERCISABLE    UNEXERCISABLE
                         --------------  ---------------  ----------------
Michael P. Sullivan           None          9,450/35,900     $8,154/$3,468
Edward A. Watson              None          8,250/28,500      7,854/ 3,168
Mark S. Broin                 None          5,625/20,250      5,356/ 2,159
Frank L. Heit                 None          8,250/22,500      7,854/ 3,168
Gary H. See                   None          7,500/24,000      7,140/ 2,880

                              CERTAIN TRANSACTIONS

    During fiscal 1993, the Company leased cars from a company owned by Rudy Luther, a director of the Company, and in connection therewith paid to such company $811,484. During fiscal 1993, the Company utilized the services of a travel agency owned by Mr. Luther. The agency primarily is compensated for such services by airlines, hotels and others with which the agency makes travel arrangements for the Company. The Company believes that the lease payments for the cars and the services provided by the travel agency were as favorable as could have been obtained from nonaffiliated companies.

    During fiscal 1993, the Company paid the law firm of Gray, Plant, Mooty, Mooty & Bennett, P.A., of which firm John W. Mooty, the Chairman of the Board of Directors and Executive Committee of the Company, is a member, $1,610,301 for legal services.

                         STOCKHOLDER RETURN COMPARISON

    Shown below is a line graph comparing the yearly dollar change in the cumulative total stockholder return on the Company's Common Stock as against the cumulative total return of the NASDAQ Total Return Index and a "Peer" group of companies selected by the Company for the period November 30, 1988 through November 30, 1993. The graph and table assume the investment of $100 on November 30, 1988 in each of the Company's Common Stock, the NASDAQ Total Return Index, and the Peer Group.

                                                          CUMULATIVE TOTAL RETURN
                                                  ----------------------------------------
                                                  11/88  11/89  11/90  11/91  11/92  11/93
                                                  -----  -----  -----  -----  -----  -----
INTERNATIONAL DAIRY QUEEN                 INDQA     100    140    158    168    168    158
PEER GROUP                                PPEER1    100    133    101    166    224    237
NASDAQ STOCK MRKT --US                    INAS      100    125    102    152    191    220

- ------------------------
(1) The Peer Group, each of which companies is engaged to varying degrees in the franchising of restaurants, includes the following: Carl Karcher Enterprises, Inc., Checkers Drive-In Restaurants, Rally's Hamburgers Inc., Sbarro Inc., Sonic Corp., TCBY Enterprises Inc. and Wendys International Inc.

                         COMPLIANCE WITH SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent stockholders are also required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended November 30, 1993, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

                       SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors has appointed Ernst & Young as independent auditors of the Company for the fiscal year ending November 30, 1994, it being intended that such appointment would be presented for ratification by the holders of Class B Common Stock. This firm audited the financial statements of the Company for the year ended November 30, 1993, and for prior years, and has advised the Company that neither the firm nor any of its partners has any direct or indirect material financial interest in the Company or any of its subsidiaries, nor have they had any connection during the past three years with the Company or any of its subsidiaries, in any capacity other than that of independent accountants and auditors. Ernst & Young will have representatives at the meeting who will have an opportunity to make a statement and will be able to respond to appropriate questions.

    In the event the holders of Class B Common Stock (the only class of stock entitled to vote on this matter) do not ratify the appointment of Ernst & Young, the selection of other independent auditors will be considered by the Board of Directors. The Board of Directors recommends that the holders of Class B Common Stock vote for ratification of the appointment of Ernst & Young.

                                 OTHER MATTERS

    The Board of Directors does not intend to bring before the meeting any business other than as set forth in this Proxy Statement, and has not been informed that any other business is to be presented to the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment.

    Please sign and return promptly the enclosed Proxy or Proxies if you are both a holder of Class A Common Stock and Class B Common Stock in the envelope provided. The signing of a Proxy will not prevent your attending the meeting and voting in person.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                    Michael P. Sullivan
                                                         President
Dated: February 8, 1994